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                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004


                                   FORM 8-K

                   CURRENT REPORT PURSUANT TO SECTION 13 OF
                      THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (date of earliest event reported): September 21, 2000




                                  Palm, Inc.
            (Exact name of Registrant as specified in its charter)



          Delaware                        0-29597               94-3150688
(State or other jurisdiction of  [Commission File Number]    (I.R.S. Employer
 incorporation or organization)                           Identification Number)



                          5470 Great America Parkway
                            Santa Clara, CA 95052
                   (Address of principal executive offices)


                                (408) 326-9000
             (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS

     On October 3, 2000, Palm, Inc. issued a press release announcing that the Board of Directors of Palm, Inc. had approved the adoption of a Preferred Stock Rights Agreement. The press release is attached as Exhibit 99.2 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.


   Exhibit
   Number                                Description
--------------   ---------------------------------------------------------------
    99.2         Palm, Inc. Press Release issued October 3, 2000.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Palm, Inc.
                                    (Registrant)



Date: October 3, 2000         By: /s/ Judy Bruner
                              --------------------
                              Judy Bruner
                              Senior Vice President and Chief Financial Officer
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                                 EXHIBIT INDEX

      Exhibit
      Number                                 Description
----------------   -------------------------------------------------------------
       99.2        Palm, Inc. Press Release, issued October 3, 2000